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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 March 14, 2003
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

           Delaware                   001-16179             72-1409562
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      file number)       Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.


     The Company announced on Friday, March 14, 2003 the filing of a registration statement with the Securities and Exchange Commission relating to a proposed public offering of up to $80.5 million of common stock. The Company intends to offer up to $40 million of common stock under the registration statement. Selling stockholders Evercore Capital Partners, L.P. and certain of its affiliates and Energy Income Fund, L.P. intend to offer up to $40.5 million of common stock under the registration statement, including an overallotment option of up to $10.5 million. The Company intends to use its net proceeds of the offering to repay a portion of outstanding borrowings under its revolving credit facility. The Company will not receive any proceeds from the shares offered by the selling stockholders.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.             Description
         ----------              --------------------------------------------

            99.1                 Press Release, dated March 14, 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 17, 2003


                                 ENERGY PARTNERS, LTD.


                                 By: /s/ Suzanne Baer
                                     ---------------------------------------
                                     Name:   Suzanne Baer
                                     Title:  Executive Vice President


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                                                                    Exhibit 99.1


                      EPL FILES S-3 REGISTRATION STATEMENT


New Orleans, Louisiana, March 14, 2003...Energy Partners, Ltd. ("EPL") (NYSE:EPL) announced today the filing of a registration statement with the Securities and Exchange Commission relating to a proposed public offering of up to $80.5 million of common stock. The Company intends to offer up to $40 million of common stock under the registration statement. Selling stockholders Evercore Capital Partners, L.P. and certain of its affiliates and Energy Income Fund, L.P. intend to offer up to $40.5 million of common stock under the registration statement, including an overallotment option of up to $10.5 million. The Company intends to use its net proceeds of the offering to repay a portion of outstanding borrowings under its revolving credit facility. The Company will not receive any proceeds from the shares offered by the selling stockholders.

Credit Suisse First Boston and Merrill Lynch & Co. are joint book-running managers for the offering. When available, copies of the preliminary prospectus relating to the offering may be obtained from the offices of Credit Suisse First Boston LLC, Prospectus Department, One Madison Avenue, New York, New York 10010-3629, 212-325-2580; and Merrill Lynch & Co., 4 World Financial Center, New York, New York 10080.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Energy Partners, Ltd. is an independent oil and natural gas exploration and production company. Headquartered in New Orleans, the Company's operations are focused on the shallow to moderate depth waters of the Gulf of Mexico Shelf.

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Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, believes or anticipates may or will occur in future, are "forward-looking statements" under
U. S. securities laws. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in our Annual Report on Form 10-K for fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance or an assurance that the Company's current assumptions and projections are valid. Actual results may differ materially from those projected.
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